Going Concern	12 Months Ended
Dec. 31, 2025
Going Concern [Abstract]
Going Concern
2.	Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the discharge of liabilities in the normal course of business for the foreseeable future. As of December 31, 2025, the Company had an accumulated deficit of RMB1,418.8 million and net cash used in operating activities of RMB 176.4 million.

These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty, such as those relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities.

In response to the conditions described above, management has taken and plans to take the following actions to improve the Company’s financial position and operations:

a. In 2025, the Company optimized its capital structure by disposing of its loss-making operations.

b. The Company will fund its development and future operations through steady business growth and non-dilutive equity financing.

c. Should the Group fail to achieve the above objectives, it may require additional financing to execute its business plans. Such financing may be in the form of equity or debt, the timing, terms, and availability of which cannot be assured. If the Group is unable to secure necessary capital on acceptable terms or at all, or if it fails to improve gross margins and reduce operating expenses, it may be unable to implement its current expansion strategy.

Management believes that the actions it is presently taking—which include seeking additional funding and implementing the above strategic plan—will mitigate the conditions that raise substantial doubt and provide the opportunity for the Company to continue as a going concern.